EX-32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-KSB of Redhand International, Inc. for the year ended December 31, 2004, I, Laurie Brewis Vice-President and Chief Executive Officer of Redhand International, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Annual Report on Form 10-KSB for the year ended December 31, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) 	the information contained in such Annual Report on Form 10-
KSB for the year ended December 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of Redhand International, Inc.



                                  By: /s/ Laurie Brewis
                                  --------------------------------------
                                  Laurie Brewis
                                  Vice-President and Chief Executive Officer


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